UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
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     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  August 18, 2008
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                           TRI-CONTINENTAL CORPORATION
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             (Exact name of Registrant as specified in its charter)


          Maryland                     811-00266                 13-5441850
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      (State or other             (Commission File Number)    (I.R.S. Employer
jurisdiction of incorporation)                               Identification No.)


                                100 Park Avenue,
                            New York, New York 10017
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               (Address of principal executive offices, zip code)


Registrant's telephone number, including area code    (212) 850-1864
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                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule13e-4(c) under the Exchange
    Act (17CFR 240.13e-4(c))

SECTION 7 - REGULATION FD DISCLOSURE

Item 7.01 Regulation FD Disclosure.

Registrant is furnishing as Exhibit 99.1 the attached Press Release as of August 18, 2008 for Tri-Continental Corporation.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 - Press Release dated August 18, 2008 for Tri-Continental Corporation.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           TRI-CONTINENTAL CORPORATION

Date: August 18, 2008


                                                     By: /s/ Joseph D'Alessandro
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                                                             Joseph D'Alessandro
                                                             Assistant Secretary